SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 27, 2005



                        PARADIGM MEDICAL INDUSTRIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in this Charter)



         Delaware                    0-28498                    87-0459536
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



     2355 South 1070 West, Salt Lake City, Utah                 84119
     -------------------------------------------              --------------
       (Address of principal executive offices)               (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 977-8970
                                                            --------------





                                 Does Not Apply
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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

ITEM 8.01 Other Events

         On April 27, 2005, Paradigm Medical Industries, Inc. (the "Company") completed financing involving the sale of $2,500,000 in secured convertible notes. The notes are to be purchased in three traunches: the first traunche is in the amount of $850,000, which the Company received upon the signing of the definitive investment agreements on April 27, 2005; the second traunche in the amount of $800,000 upon the filing of a registration statement with the Securities and Exchange Commission; and the third traunche in the amount of $850,000 upon the effectiveness of the registration statement. The financing was obtained through The NIR Group of Rosalyn, New York and Laidlaw & Co. (UK) Ltd. of New York City.

         Under the terms of the notes, the unpaid principal balance of notes, together with any accrued interest thereon, are due and payable three years after the date of issuance. The unpaid principal balance on the notes that were purchased on April 27, 2005 is due on April 27, 2008. Interest is payable on the notes at 8% per annum, payable quarterly in cash, with six months of interest payable up front. However, the interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0945, for each trading date during that month.

         The notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. The notes are also convertible. The Purchasers have the right to convert their notes at any time into shares of the Company's common stock. The conversion price of the notes is equal to the lesser of (i) $.09 and (ii) the average of the lowest intra-day trading prices during the 20 trading days immediately prior to the conversion date discounted by 40%. However, in no event are the Purchasers allowed to convert any portion of their notes in excess of that portion of the notes upon conversion of which the sum of the number of shares beneficially owned by the Purchasers and the number of shares issuable upon conversion of the portion of the notes with respect to which such determination is being made, would result in beneficial ownership by the Purchasers of more than 4.99% of the Company's outstanding common shares.

         The Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding notes at any time, provided there is no event of default by the Company and the Company's stock is trading at or below $.09 per share. An event of default includes the failure by the Company to pay the principal or interest on the notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

         The Company's right to repay the notes is exercisable on not less than ten trading days prior written notice to the Purchasers. For notice purposes, a trading day is any day on which the Company's common stock is traded for any period on the OTC Bulletin Board. Notwithstanding the notice of prepayment, the Purchasers have the right at all times to convert all or any portion of the notes prior to payment of the prepayment amount.

         The Company also has a partial call option under the terms of the notes in any month in which the current price of its common stock is below the initial market price of $.0756. Under the terms of the partial call option, the Company has the right to pay the outstanding principal amount of the notes plus one-month's interest for that month, which will stay any conversions of the notes by the Purchasers for that month. The principal amount of the notes to be repaid is determined by dividing the then outstanding principal amount of the notes by the maturity of the notes in months, or 36.

         As further consideration to the Purchasers of the notes, the Company is required to issue warrants to the Purchaser to acquire an aggregate of 16,534,392 shares of the Company's common stock at an exercise price of $.20 per share. The warrants will have a five year term from the date of issuance, with cashless exercise permitted in the event there is not an effective registration statement registering the warrants. The Company is required to have authorized, and reserve for the purpose of issuance, a sufficient number of shares of its common stock to provide for the full conversion or exercise of the outstanding notes and warrants and the issuance of its common shares in connection therewith (based on the conversion price of the notes and exercise price of the warrants in effect from time to time) and as otherwise required by the notes.

         The Company is required to register the shares of its common stock issuable upon the conversion of the notes and the exercise of the warrants. The registration statement must be filed with the SEC within 60 days of the April 27, 2005 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the option of the Company.

         The Company intends to use the proceeds from the financing for sales and marketing, particularly for the manufacture and sale of the P60 UBM, a new generation ultrasound biomicroscope; research and development, including the development of a new generation Blood Flow Analyzer(TM); acquisition of capital equipment and working capital.

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

ITEM 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         10.1        Securities  Purchase Agreement with AJW Partners,  LLC, AJW
                     Offshore,   Ltd.,  AJW  Qualified  Partners,  LLC  and  New
                     Millennium Capital Partners II, LLP (the "Purchasers")

         10.2 Form of Callable Secured Convertible Note with each of the Purchasers

         10.3        Form of Stock Purchase Warrant with each of the Purchasers

         10.4        Security Agreement with the Purchasers

         10.5        Intellectual   Property   Security   Agreement   with   the
                     Purchasers

         10.6        Registration Statement with the Purchasers



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARADIGM MEDICAL INDUSTRIES, INC.
                                    (Registrant)



Date: May 18, 2005.                 By: /s/ John Y. Yoon
                                       -------------------------------------
                                       John Y. Yoon
                                       President and Chief Executive Officer


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